                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_CONFIDENTIAL,]FOR USE OF THE
[_]Preliminary Proxy Statement              COMMISSION ONLY (AS PERMITTED BY
                                            RULE 14A-6(E)(2))

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                       VITESSE SEMICONDUCTOR CORPORATION
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
   Item 22(a)(2) of Schedule 14A.

[_]$500 per each party to the controversy pursuant to Exchange Act Rule 14a-
   6(i)(3).

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                                               VITESSE SEMICONDUCTOR CORPORATION
                                                                 741 Calle Plano
                                                             Camarillo, CA 93012
                                                                  (805) 388-3700

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              ON JANUARY 26, 1999

DEAR VITESSE SHAREHOLDER:

On TUESDAY, JANUARY 26, 1999, Vitesse Semiconductor Corporation, a Delaware corporation, will hold its 1999 Annual Meeting of Shareholders at the Hyatt Westlake Plaza Hotel located at 880 South Westlake Boulevard, Westlake Village, California 91361. The meeting will begin at 10:30 a.m.

Only shareholders who owned stock at the close of business on DECEMBER 7, 1998 can vote at this meeting or any adjournments that may take place. At the meeting we will:

  1. Elect a Board of Directors.

  2. Approve the appointment of our independent auditors for 1999.

  3. Attend to other business properly presented at the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE TWO PROPOSALS OUTLINED IN THIS PROXY STATEMENT.

At the meeting we will also report on Vitesse's 1998 business results and other matters of interest to shareholders.

Vitesse recently mailed a copy of its 1998 Annual Report to all shareholders. The approximate date of mailing for this notice, proxy statement and proxy card is December 17, 1998.

                                          THE BOARD OF DIRECTORS

December 17, 1998
Camarillo, California

                       VITESSE SEMICONDUCTOR CORPORATION

                                PROXY STATEMENT

                      ----------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                January 26, 1999

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Vitesse Semiconductor Corporation (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held on Tuesday, January 26, 1999, at 10:30 a.m., and at any adjournment that may take place.

The Annual Meeting will be held at the Hyatt Westlake Plaza Hotel located at 880 South Westlake Boulevard, Westlake Village, California 91361. The Company anticipates sending the proxy materials to shareholders on or about December 17, 1998.

The following is important information in a question-and-answer format regarding the Annual Meeting and this Proxy Statement.

Q: WHAT MAY I VOTE ON?
A: (1) The election of five nominees to serve on our Board of Directors;
   (2) The approval of the appointment of our independent auditors for 1999;
   AND
   (3) Any other business properly presented at the meeting.

Q: HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

A: The Board recommends a vote FOR each of the nominees and FOR the appointment of KPMG Peat Marwick LLP as independent auditors for 1999.

Q: WHO IS ENTITLED TO VOTE?
A: Shareholders as of the close of business on December 7, 1998 (the "Record
   Date") are entitled to vote at the Annual Meeting. Each shareholder is entitled to one vote for each share of common stock held on the Record Date. As of the Record Date, 74,212,744 shares of the Company's common stock were issued and outstanding.

Q: HOW DO I VOTE?
A: You may vote in person at the Annual Meeting or by signing and dating each proxy card you receive and returning it in the prepaid envelope.

Q: HOW CAN I CHANGE MY VOTE OR REVOKE MY PROXY?
A: You have the right to revoke your proxy and change your vote at any time before the meeting by notifying the Company's Secretary, or returning a later-dated proxy card. You may also revoke your proxy and change your vote by voting in person at the meeting.

Q: WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?
A: It means you hold shares registered in more than one account. Sign and return all proxies to ensure that all your shares are voted.

Q: WHO WILL COUNT THE VOTE?
A: Representatives of Boston EquiServe, the Company's transfer agent, will count the votes and act as the inspector of election. The Company believes that the procedures to be used by the Inspector to count the votes are consistent with Delaware law concerning voting of shares and determination of a quorum.

Q: WHAT IS A "QUORUM"?
A: A "quorum" is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held and action to be validly taken. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. Abstentions are not counted in the tally of votes FOR or AGAINST a proposal. A withheld vote is the same as an abstention. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will not be counted as present with respect to that matter for purposes of establishing a quorum.

Q: WHO CAN ATTEND THE ANNUAL MEETING?
A: All shareholders as of the Record Date can attend. If your shares are held in the name of a broker or other nominee, please bring proof of share ownership with you to the Annual Meeting. A copy of your brokerage account statement or an omnibus proxy (which you can get from your broker) will serve as proof of share ownership.

Q: HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?
A: We do not know of any other business to be considered at the 1999 Annual
   Meeting other than the proposals described in this proxy statement. However, because the Company did not receive notice of any other proposals to be brought before the meeting by October 28 (45 days prior to the month and day of last year when proxy materials for the 1998 Annual Meeting were mailed to stockholders), if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to Pierre R. Lamond, Vitesse's Chairman, and Louis R. Tomasetta, Vitesse's President and Chief Executive Officer, to vote on such matters at their discretion.

Q: WHO ARE THE LARGEST PRINCIPAL SHAREHOLDERS?
A: Fidelity Management and Research Corporation owned 7,959,000 shares, or
   10.8% as of September 30, 1998, according to information provided by Fidelity Management and Research Corporation. Janus Capital Corporation owned 7,290,185 shares, or 9.9% as of September 30, 1998, according to information provided by Janus Capital Corporation.

Q: HOW AND WHEN MAY I SUBMIT PROPOSALS FOR THE 2000 ANNUAL MEETING?
A: To have your proposal included in the Company's proxy statement for the 2000
   Annual Meeting, you must submit your proposal in writing by August 19, 1999, to the Company's Secretary, c/o Vitesse Semiconductor Corporation, 741 Calle Plano, Camarillo, California 93012.

  If you submit a proposal for the 2000 Annual Meeting after November 2, 1999, the proxy for the 2000 Annual Meeting may confer upon management discretionary authority to vote on your proposal.

  You should also be aware of certain other requirements you must meet to have your proposal included in the Company's Proxy Statement for the 2000 Annual Meeting that are explained in Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

Q: HOW MUCH DID THIS PROXY SOLICITATION COST?
A: Corporate Investor Communications, Inc. was hired to assist in the distribution of proxy materials and solicitation of votes for $5,000, plus certain out-of-pocket expenses. We also reimburse brokerage houses and persons representing beneficial owners of shares for their reasonable out-of-pocket expenses in forwarding solicitation materials to such beneficial owners. Certain of the Company's directors, officers or employees may also solicit proxies in person or by telephone, but they will not receive any additional compensation for doing so.

                           PROPOSALS YOU MAY VOTE ON

1.ELECTION OF DIRECTORS

  The Company has nominated five (5) candidates for election to the Board this year. Detailed information on each of the Company's nominees is provided on page 5. All directors are elected annually and serve a one-year term until the next Annual Meeting. If any director is unable to stand for re-election, the Board may reduce the size of the Board, designate a substitute or leave a vacancy unfilled. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate. We expect that each nominee listed on page 5 will be able and will not decline to serve as a director.

  VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

  With respect to the election of directors, the five candidates receiving the highest number of FOR votes shall be elected to the Company's Board of Directors. An abstention will have the same effect as a vote withheld for the election of directors, and, pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

  YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THESE DIRECTORS.

2.APPROVAL OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS

  The Audit Committee has recommended, and the Board has approved, the appointment of KPMG Peat Marwick LLP ("KPMG") as our independent auditors for fiscal 1999 subject to your approval. KPMG has served as our independent auditors since 1991. Representatives of KPMG will attend the Annual Meeting to answer appropriate questions. They also may make a statement.

  Audit services provided by KPMG during fiscal 1998 included an audit of the Company's consolidated financial statements, a review of the Company's Annual Report and certain other filings with the Securities and Exchange Commission ("SEC") and certain other governmental agencies. In addition, KPMG provided various non-audit services to the Company during 1998.

  VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

  The Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. In the event that the shareholders do not approve the selection of KPMG Peat Marwick LLP, the appointment of the independent auditors will be reconsidered by the Board of Directors.

  YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS FOR 1999.

                      NOMINEES FOR THE BOARD OF DIRECTORS

PIERRE R. LAMOND                                             Director since 1987
Age 68

Mr. Lamond has been the Chairman of the Board of Directors since the Company was founded in February 1987. Since December 1981, he has been a General Partner of Sequoia Capital, a venture capital firm. Sequoia has financed companies such as Cypress Semiconductor Corporation, Cisco Systems, Inc., and C-Cube Microsystems, Inc. Mr. Lamond was founder and Vice President of National Semiconductor Corporation. He is also a director of CKS Group and CombiChem.

JAMES A. COLE                                                Director since 1987
Age 56

Mr. Cole has been a General Partner of Windward Ventures since 1997 and he has been a General Partner of Spectra Enterprise Associates since 1986. He was a founder and Executive Vice President of Amplica, Inc., a GaAs microwave IC and sub-system company. Mr. Cole also serves as a director of Giga-Tronics, Inc. and Spectrian Corporation.

ALEX DALY                                                    Director since 1998
Age 37

Mr. Daly has been President and Chief Executive Officer of Cygnus Solutions, a developer of software tools, since February 1998. From 1995 to 1998 he served as Vice President of Sales & Marketing at C-Cube Microsystems, Inc., a developer of digital video communications products. From 1990 to 1995, he served at Intel Corporation, a semiconductor company, most recently as director of marketing for the mobile computing group.

JOHN C. LEWIS                                                Director since 1990
Age 63

Mr. Lewis is Chairman of the Board of Directors of Amdahl Corporation, a manufacturer of large, general purpose computer storage systems and software products where he has been since 1977. Before joining Amdahl in 1977, he was President of Xerox Business Systems. Mr. Lewis also serves as a director of Cypress Semiconductor Corporation and Pinnacle Systems.

LOUIS R. TOMASETTA                                           Director since 1987
Age 50

Dr. Tomasetta, a co-founder of the Company, has been President, Chief Executive Officer and a Director since the Company's inception in February 1987. From 1984 to 1987, he served as President of the integrated circuits division of Vitesse Electronics Corporation. Prior to that he was the director of the Advanced Technology Implementation department at Rockwell International Corporation. Dr. Tomasetta has over 25 years experience in the management and development of GaAs based businesses, products, and technology.

                         BOARD MEETINGS AND COMMITTEES

The Company's Board usually meets five times a year in regularly scheduled meetings, but will meet more often if necessary. The Board held five meetings during fiscal 1998 and all of the directors attended at least 75% of the Board meetings of which they were members.

The full Board considers all major decisions of the Company. However, the Board has established the following two standing committees, each of which is chaired by an outside director:

 .COMPENSATION COMMITTEE
  The Compensation Committee reviews and approves officers' salaries and employee compensation programs. During fiscal 1998, the Committee, which currently consists of James A. Cole, Alex Daly and Pierre R. Lamond, met at the same times as the Board of Directors met as a whole and all members attended at least 75% of the meetings.

 .THE AUDIT COMMITTEE
  The Audit Committee reviews and evaluates the Company's accounting principles and its system of internal accounting controls. It also recommends the appointment of the Company's independent auditors and approves the services performed by the auditors. The Committee, which currently consists of James A. Cole, Pierre R. Lamond and John C. Lewis, met four times during fiscal 1998 and all members attended at least 75% of the meetings.

The Board currently has no nominating committee or committee performing a similar function.

                             DIRECTOR COMPENSATION

Non-employee directors receive $2,000 for each Board meeting attended in person and $1,000 for each meeting attended by telephone. Directors are also reimbursed for customary and usual travel expenses.

Non-employee directors participate in two of the Company's stock option plans. Messrs. Cole, Lamond and Lewis have been granted options to purchase common stock under the Company's 1989 Stock Option Plan and all non-employee directors participate in the 1991 Directors' Stock Option Plan (the "Directors' Plan").

Under the Directors' Plan, upon first becoming a director, each non-employee director receives non-statutory options to purchase 30,000 shares (except for the Chairman, who receives options to purchase 45,000 shares). Additionally, every year on January 1 each director receives options to purchase 30,000 shares (except for the Chairman who receives options to purchase 45,000 shares). The size of the foregoing option grants are adjusted to reflect the effects of stock splits, stock dividends, stock combinations and the like. These options are for a ten-year term and become available for purchase in installments of two percent of the total number of shares granted at the end of each month beginning January 31 after the date of grant. The exercise price of the options must be at least 100% of the fair market value of the common stock on the Nasdaq National Market on the date of grant of the option. The options may be exercised only (1) while the individual is serving as a director on the Board, (2) within six months after termination by death or disability, or (3) within three months after the individual's term as director ends.

During fiscal 1998, Mr. Lamond was granted an option to purchase 45,000 shares of common stock and Messrs. Cole, Daly and Lewis each were granted an option to purchase 30,000 shares of common stock at an exercise price of $18.875.

Employee directors receive no additional compensation for serving on the Board.

                            STOCK PERFORMANCE GRAPH

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

The following performance graph compares the cumulative total shareholder return on the Company's common stock with the NASDAQ Stock Market-U.S. Index and the NASDAQ Electronic Components Index from market close on the last trading day in September 1993 through September 30, 1998. The graph is based on the assumption that $100 was invested in each of the Company's common stock, the NASDAQ Stock Market-U.S. Index and the NASDAQ Electronic Components Index on September 30, 1993.

The stock price performance graph depicted below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934. The stock price performance on the graph is not necessarily an indicator of future price performance.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
            AMONG VITESSE SEMICONDUCTOR CORPORATION, NASDAQ STOCK MARKET
                     (U.S.) AND NASDAQ ELECTRONIC COMPONENTS

                        PERFORMANCE GRAPH APPEARS HERE

                              VITESSE         NASDAQ         NASDAQ
Measurement Period            SEMICONDUCTOR   STOCK          ELECTRONIC
(Fiscal Year Covered)         CORPORATION     MARKET (U.S.)  COMPONENTS
-------------------           -------------   -------------  ----------
Measurement Pt-  Sept. 1993    $  100          $100           $100
FYE   Sept. 1994               $  123.53       $100.83        $ 97.28
FYE   Sept. 1995               $  335.29       $139.28        $193.94
FYE   Sept. 1996               $  908.82       $165.24        $230.63
FYE   Sept. 1997               $1,749.26       $226.81        $405.45
FYE   Sept. 1998               $1,667.65       $231.84        $323.52

*100 INVESTED ON 9/30/93 IN STOCK OR INDEX -
 INCLUDING REINVESTMENT OF DIVIDENDS.
 FISCAL YEAR ENDING SEPTEMBER 30.

                              PRINCIPAL OWNERSHIP
                      OF VITESSE SEMICONDUCTOR CORPORATION
                                  COMMON STOCK

The following table shows the number of shares of Company common stock owned as of September 30, 1998 by the directors, the Named Executive Officers listed on page 10, all directors and officers as a group, and holders known to the Company of at least 5% of the Company's common stock.

                           PRINCIPAL STOCK OWNERSHIP

                                                           TOTAL SHARES
                                           SHARES       BENEFICIALLY OWNED
                                         EXERCISABLE     PLUS EXERCISABLE
NAME OF INDIVIDUALS OR   SHARES OWNED WITHIN 60 DAYS OF WITHIN 60 DAYS OF  PERCENT
IDENTITY OF GROUP        BENEFICIALLY  SEPT. 30, 1998     SEPT. 30, 1998   OF TOTAL
----------------------   ------------ ----------------- ------------------ --------
Fidelity Management and
 Research Corporation     7,959,000             --          7,959,000        10.8%
82 Devonshire Street
Boston, MA 02109-3614
Janus Capital
 Corporation              7,290,185             --          7,290,185         9.9%
100 Fillmore Street
Denver, CO 80206-4928
Louis R. Tomasetta(/1/)     437,109        117,656            554,765           *
Neil J. Rappaport           110,606        137,500            248,106           *
Pierre R. Lamond             80,000         19,800             99,800           *
John C. Lewis                49,998         46,800             96,798           *
James A. Cole                16,850         67,200             84,050           *
Michael S. Millhollan        24,667         37,960             62,627           *
Eugene F. Hovanec            37,645         16,494             54,139           *
Robert R. Nunn               36,939          5,248             42,187           *
Alex Daly                         0          6,000              6,000           *
All executive officers
 and directors as a
 group (16 persons)       1,186,041        991,718          2,177,759         3.0%

* Less than 1%
(/1/Includes)an aggregate of 10,500 shares held by Dr. Tomasetta as custodian for James L. Tomasetta, and 33,500 shares held for each of Kathleen A. and Susan A. Tomasetta, pursuant to the Transfer to Minors Act and as to which Dr. Tomasetta has voting and investment power.

                       COMPENSATION OF EXECUTIVE OFFICERS

The following is a summary of information regarding compensation paid to the Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers as of September 30, 1998. These five individuals are the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM
                                                                        COMPENSATION
                                       ANNUAL COMPENSATION                 AWARDS
                               ---------------------------------------- ------------
                                                                         NUMBER OF
                                                                         SECURITIES
NAME AND PRINCIPAL                                      OTHER ANNUAL     UNDERLYING
POSITION                  YEAR  SALARY   BONUS        COMPENSATION(/3/)   OPTIONS
------------------        ---- -------- --------      ----------------- ------------
LOUIS R. TOMASETTA        1998 $200,000 $139,600(/1/)           --        450,000
President & Chief         1997  200,000   67,200(/1/)           --        300,000
 Executive Officer        1996  160,000    2,168(/1/)      $36,923(/4/)   150,000
EUGENE F. HOVANEC         1998  180,000  111,694(/1/)           --        105,000
Vice President, Finance   1997  180,000   63,000(/1/)           --         60,000
 & Chief Financial
  Officer                 1996  150,000    2,019(/1/)           --         90,000
NEIL J. RAPPAPORT         1998  150,000  166,288(/2/)       28,615(/4/)    90,000
Vice President, Sales     1997  150,000  194,693(/2/)           --         60,000
                          1996  125,000  115,235(/2/)        9,985(/4/)    90,000
MICHAEL S. MILLHOLLAN     1998  150,000   89,745(/1/)           --         90,000
Vice President & General  1997  150,000   58,800(/1/)           --         60,000
 Manager, Data
  Communications          1996  140,000    1,885(/1/)           --         75,000
ROBERT R. NUNN            1998  147,115   77,796(/1/)           --         90,000
Vice President & General  1997  150,000   58,800(/1/)           --         60,000
 Manager,
  Telecommunications      1996  140,000    1,897(/1/)           --         75,000

(/1/Represents)amounts paid under the Company's bonus plan.

(/2/Represents)bonuses paid to Mr. Rappaport under the Company's sales commission plan.

(/3/Excludes)certain expenses which, for any Named Executive Officer, did not exceed the lesser of $50,000 or 10% of the compensation reported in the above table, and which, for all Named Executive Officers as a group, did not exceed the lesser of $50,000 times the number of Named Executive Officers or 10% of all Named Executive Officers' annual salaries and bonuses reported in the above table.

(/4/Primarily)represents payment of accrued vacation to Mr. Rappaport and Mr.
    Tomasetta.

                               OPTION GRANT TABLE

The following table presents additional information concerning the option awards shown in the Summary Compensation Table for fiscal year 1998. These options to purchase common stock were granted to the Named Executive Officers under the Company's 1989 and 1991 Employee Stock Option Plans.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                   POTENTIAL REALIZABLE
                                                                   VALUE ASSUMED ANNUAL
                                                                         RATE OF
                                                                       STOCK PRICE
                                                                       APPRECIATION
                       INDIVIDUAL GRANTS                           FOR OPTION TERM(/1/)
----------------------------------------------------------------- ----------------------
                                  % OF TOTAL
                                   OPTIONS
                                  GRANTED TO EXERCISE
                         NUMBER   EMPLOYEES   OR BASE
                       OF OPTIONS IN FISCAL    PRICE   EXPIRATION
NAME                    GRANTED      YEAR    PER SHARE    DATE        5%         10%
----                   ---------- ---------- --------- ---------- ---------- -----------
Louis R. Tomasetta      450,000     15.15%    $18.875   01/01/08  $5,341,674 $13,536,850
Eugene F. Hovanec       105,000      3.54%     18.875   01/01/08   1,246,391   3,158,598
Neil J. Rappaport        90,000      3.03%     18.875   01/01/08   1,068,335   2,707,370
Michael S. Millhollan    90,000      3.03%     18.875   01/01/08   1,068,335   2,707,370
Robert R. Nunn           90,000      3.03%     18.875   01/01/08   1,068,335   2,707,370

(/1/These)dollar amounts are not intended to forecast future appreciation of the common stock price. Named Executive Officers will not benefit unless the common stock price increases above the stock option exercise price. Any gain to the Named Executive Officers resulting from common stock price appreciation would benefit all shareholders of the common stock.

                AGGREGATED OPTION EXERCISES AND YEAR-END VALUES

The following table shows information for the Named Executive Officers concerning stock options exercised during fiscal 1998 and stock options unexercised at the end of fiscal year 1998.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                      NUMBER OF           VALUE OF UNEXERCISED
                        NUMBER OF                   UNEXERCISABLE             IN-THE-MONEY
                         SHARES                   OPTIONS AT FY-END         OPTIONS AT FY-END
                        ACQUIRED   VALUE(/1/) ------------------------- -------------------------
        NAME           ON EXERCISE  REALIZED  EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
        ----           ----------- ---------- ----------- ------------- ----------- -------------
Louis R. Tomasetta       180,500   $4,569,655   117,656      862,500    $1,840,045   $8,899,200
Eugene F. Hovanec        125,000    2,474,218    16,494      236,670       215,318    2,878,496
Neil J. Rappaport         37,136      786,691   137,500      225,000     2,849,783    2,873,430
Michael S. Millhollan     78,750    1,944,033    37,960      240,000       641,955    3,221,708
Robert R. Nunn            95,002    2,187,453     5,248      239,998       104,304    3,221,668

(/1/Value)realized is the difference between the option exercise price and the fair market value of the Company's common stock at the date of exercise multiplied by the number of options exercised.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee of the Board of Directors consists of three non-employee directors. The Committee reviews and approves salaries, bonuses and other benefits payable to the Company's executive officers. It also administers the Company's employee stock option plans.

COMPENSATION GOALS

The Compensation Committee establishes compensation for executive officers to align with business objectives and performance and to attract, retain and reward executive officers who contribute to the long-term success of the Company. The Company's compensation programs, including those for executive officers, share these characteristics:

 . The Company pays competitively. The Company offers a compensation program, including competitive base salaries and, where appropriate, relocation benefits, to attract and retain the best people in the industry. To ensure that pay is competitive, the Company reviews the compensation practices of other leading companies in the industry.

 . The Company pays for relative sustained performance. Executive officers are rewarded based upon corporate, departmental, and individual performance. Corporate and departmental performance are evaluated by reviewing whether strategic and business plan goals are met. Individual performance is evaluated by measuring organizational progress against set objectives.

 . The Company strives for fairness to achieve a balance in compensation paid to the executives within the Company and in comparable companies. It believes that the contributions of each member of the executive staff are vital to the success of the Company.

 . The Company believes that employees should understand the performance evaluation and compensation programs. At the beginning of the performance cycle, key quarterly and annual objectives are set for each officer. The chief executive officer gives ongoing feedback on performance to each officer. At the end of the performance cycle, the Compensation Committee evaluates the accomplishments of the key objectives in making its decisions on merit increases and stock option grants.

COMPENSATION COMPONENTS

The Company's compensation program, which consists of cash- and equity-based compensation, allows the Company to attract and retain highly skilled officers, provide useful products and services to customers, enhance shareholder value, motivate technological innovation, and reward executive officers and other employees. The components are:

Cash-Based Compensation:

 . Salary The Committee sets base salary for officers by reviewing the compensation levels for similar positions in comparable companies in the industry.

 . Bonus Under the Company's 1998 bonus plan, bonuses for eligible executive officers are to be paid as a percentage of their base salary and on the basis of the achievement of certain corporate financial goals. The bonuses actually earned by each individual during fiscal 1998 are to be paid in fiscal 1999 and 2000.

 . Commission The Vice President of Sales participates in the Company's sales commission plan along with most of the Company's sales personnel. Under this plan, participants receive commissions based on achieving certain billings targets.

Equity-Based Compensation:

Stock options provide additional incentives to officers to work to maximize shareholder value. The options become available for purchase over a defined period to encourage officers to continue their employment with the Company. In line with its compensation philosophy, the Company grants stock options to employees at all levels of the organization based on each individual's contribution to the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

Louis R. Tomasetta has been President and Chief Executive Officer of the Company since its incorporation in 1987. His total compensation consists of base salary, bonus and employee stock options. In determining Mr. Tomasetta's compensation, the Committee evaluates:
 .Corporate performance
 .His individual performance
 .Compensation paid to other executive officers of the Company
 .Compensation paid to chief executive officers of comparable companies

For fiscal year 1998, Mr. Tomasetta's salary was $200,000. He received non-statutory options to purchase 450,000 shares of common stock under the Company's 1989 and 1991 Stock Option Plans at an exercise price of $18.875. These options are for a ten-year term and become available to purchase in annual installments of 16.67% of the total number of shares granted beginning on January 1, 1999. Mr. Tomasetta's equity ownership in the Company includes of 437,109 shares of common stock and stock options to purchase an additional 980,156 shares. He shares significantly in the success of the Company's business with the other shareholders.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Pierre R. Lamond
James A. Cole
Alex Daly

                                 OTHER MATTERS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of non-employee directors only. Pierre R. Lamond, Chairman of the Board of the Company, was Chairman of the Board of Directors and a member of the Compensation Committee of the Board of Directors of Cypress Semiconductor Corporation ("Cypress") until his retirement in June 1998. Thurman J. Rodgers, President and Chief Executive Officer of Cypress, was a member of the Company's Board until his retirement in April 1998. Neither the Company nor Cypress treats Chairman of the Board as an officer of the corporation for compensation purposes. Mr. Lamond is a general partner of a venture capital firm that invested in the Company prior to its initial public offering in 1991.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on a review of forms filed or written notice that no annual forms were required, the Company believes that from October 1, 1997 to September 30, 1998, all SEC filings of its officers, directors and ten percent shareholders complied with the requirements of Section 16 of the Securities Exchange Act.

OTHER

The Company knows of no other matters to be presented for consideration at the meeting. If any other matters properly come before the meeting, the persons named in the enclosed proxy card intend to vote the shares they represent as the Company may recommend.

                                          THE BOARD OF DIRECTORS

Camarillo, California
December 17, 1998

                                     PROXY

                       VITESSE SEMICONDUCTOR CORPORATION

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON JANUARY 26, 1999

The undersigned shareholder of Vitesse Semiconductor Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated December 17, 1998, and hereby appoints Louis R. Tomasetta and Eugene F. Hovanec, and each of them, with full power of substitution, as Proxy or Proxies, to vote all shares of the Common Stock of the undersigned at the Annual Meeting of Shareholders of Vitesse Semiconductor Corporation to be held on January 26, 1999, and at any adjournments thereof, upon the proposals set forth on this form of proxy and described in the Proxy Statement, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments thereof.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
    SIDE                                                                 SIDE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

    MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR NAMED BELOW
                          AND A VOTE FOR PROPOSAL 2.

1. To elect five directors of the Company to serve for the ensuing one year until the Company's 2000 Annual Meeting of Shareholders and until their successors are elected.
    Nominees: Pierre R. Lamond, James A. Cole, Alex Daly, John C. Lewis,
              Louis R. Tomasetta

              FOR [_]  [_] WITHHELD

    [_] ______________________________________
        For all nominees except as noted above

2. To ratify the selection of KPMG Peat Marwick LLP as the Company's independent auditor for the fiscal year ending September 30, 1999.

    FOR   AGAINST   ABSTAIN
    [_]     [_]       [_]

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [_]

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If the signer is a corporation, please give full corporate name and have a duly authorized officer sign stating title. If the signer is a partnership, please sign in partnership name by authorized person.

Signature:______________ Date:________  Signature:_______________ Date:________